EXHIBIT 23.3


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT
                                   XDOGS, INC.



Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549


                          INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated August 1, 2001 appearing in the Annual Report on Form 10-KSB of XDOGS, Inc. for the period ended March 31, 2001.


/s/ Cordovano and Harvey, P.C.
------------------------------
    Cordovano and Harvey, P.C.



Denver, Colorado
January 10, 2002